Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

Note 15: Financial Instruments

The Company may elect to measure financial instruments and certain other items at fair value. This fair value option would be applied on an instrument-by-instrument basis with changes in fair value reported in earnings. The election can be made at the acquisition of an eligible financial asset, financial liability, or firm commitment or, when certain specified reconsideration events occur. The fair value election may not be revoked once made. The Company did not elect the fair value measurement option for eligible items.

Fair-Value Hierarchy

The hierarchy of valuation techniques for financial instruments is based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. These two types of inputs have created the following fair-value hierarchy:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

This hierarchy requires the use of observable market data when available.

Determination of Fair Value

When available, the Company uses quoted market prices to determine fair value and classifies such items in Level 1. In some cases where a market price is not available, the Company will make use of observable market based inputs to calculate fair value, in which case the items are classified in Level 2.

If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified in Level 3 even though there may be some significant inputs that are readily observable.

The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models, and the key inputs to those models, as well as any significant assumptions.

Derivatives

CNH utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH does not hold or issue derivative or other financial instruments for speculative purposes. The credit and market risk for interest rate hedges is reduced through diversification among counterparties with high credit ratings. These counterparties include certain Fiat Industrial subsidiaries in 2011 and certain Fiat subsidiaries in 2010. The total notional amount of foreign exchange hedges with certain Fiat Industrial and Fiat subsidiaries as counterparties was approximately $3.5 billion as of December 31, 2011 and 2010. Derivative instruments are generally classified as Level 2 or 3 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the statements of consolidated cash flows.

Foreign Exchange Contracts

CNH has entered into foreign exchange forward contracts, swaps, and options in order to manage and preserve the economic value of cash flows in non-functional currencies. CNH conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities and expected inventory purchases and sales. Derivative instruments that are utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. Ineffectiveness related to these hedge relationships is recognized currently in the consolidated statements of operations in the line "Other, net". The maturity of these instruments does not exceed 17 months and the after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in net sales and cost of goods sold over the next twelve months assuming foreign exchange rates remain unchanged is approximately $40 million. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable the cumulative amount recorded in accumulated other comprehensive income is recognized immediately in earnings. Such amounts were insignificant in all periods presented.

CNH also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in "Other, net" and are expected to offset the foreign exchange gains or losses on the exposures being managed.

All of CNH's foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH's foreign exchange derivatives was $4.1 billion and $4.2 billion at December 31, 2011 and 2010, respectively.

Interest Rate Derivatives

CNH has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business for Financial Services. Interest rate derivatives that have been designated as cash flow hedging relationships are used by CNH to mitigate the risk of rising interest rates related to the anticipated issuance of short-term LIBOR based debt in future periods. Further, CNH uses these swaps to mitigate the risk of rising interest rates related to variable-rate debt in certain ABS trusts associated with CNH's retail securitization programs. Gains and losses on these instruments, to the extent that the hedge relationship has been effective, are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH recognizes interest expense on the related debt. The ineffectiveness is recorded in "Other, net" in the consolidated statements of operations. For the years ended December 31, 2010 and 2009, CNH recorded losses of less than $1 million and $13 million, respectively, related to the discontinuance of cash flow hedge accounting for instances where the forecasted transactions were no longer probable. There were no such losses related to the discontinuance of cash flow hedge accounting for the year ended December 31, 2011. These amounts are recorded in "Interest expense" and "Other, net" in the consolidated statements of operations. The maximum length of time over which CNH is hedging its interest rate exposure through the use of derivative instruments designated in cash flow hedge relationships is 60 months. The after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in interest expense over the next twelve months is approximately $3 million.

Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH to mitigate the risk of reductions in the fair value of existing fixed rate long-term bonds and medium-term notes due to increases in LIBOR based interest rates. This strategy is used mainly for the interest rate exposures for Equipment Operations. Gains and losses on these instruments are recorded in "Interest expense" in the period in which they occur and an offsetting gain or loss is also reflected in "Interest expense" based on changes in the fair value of the debt instrument being hedged due to changes in LIBOR based interest rates. There was no material ineffectiveness as a result of fair value hedge relationships for the years ending December 31, 2011, 2010, or 2009.

CNH also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to the CNH's ABCP facilities and various ABS trusts. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. These facilities and trusts require CNH to enter into interest rate derivatives. To ensure that these transactions do not result in the Company being exposed to this risk, CNH enters into a compensating position. Net gains and losses on these instruments were insignificant for the years ending December 31, 2011, 2010, and 2009. As a result of the accounting guidance adopted January 1, 2010 (see "Note 2: Summary of Significant Accounting Policies"), interest rate derivatives, which were held by SPEs are now consolidated, and were recorded as part of the adoption adjustment. The table below summarizes the impact of the adoption specific to the interest rate derivatives and the location on the balance sheet.

January 1, 2010
(in millions)
Other assets	$3
Other liabilities	24
Accumulated other comprehensive income (net of tax of $9 million)	14

Most of CNH's interest rate derivatives are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The future notional amount of some of CNH's interest rate derivatives is not known in advance. These derivatives are considered Level 3 derivatives. The fair market value of these derivatives is calculated using market data input and a forecasted future notional balance. The total notional amount of CNH's interest rate derivatives was approximately $3.8 billion and $4.0 billion at December 31, 2011 and 2010, respectively.

Financial Statement impact of CNH Derivatives

The fair values of CNH's derivatives as of December 31, 2011 and 2010 in the consolidated balance sheets are recorded as follows:

	2011	2010
	(in millions)
Derivatives Designated as Hedging Instruments:
Other assets:
Foreign exchange contracts:
Equipment Operations	$23	$42
Interest rate derivatives:
Equipment Operations	73	14
Financial Services	—	13

Total	$96	$69

Other liabilities:
Foreign exchange contracts:
Equipment Operations	$85	$62
Interest rate derivatives:
Equipment Operations	—	16
Financial Services	19	17

Total	$104	$95

Derivatives Not Designated as Hedging Instruments:
Other assets
Foreign exchange contracts:
Equipment Operations	$12	$19
Financial Services	—	3
Interest rate derivatives:
Financial Services	4	8

Total	$16	$30

Other liabilities
Foreign exchange contracts:
Equipment Operations	$11	$39
Financial Services	2	—
Interest rate derivatives:
Financial Services	3	10

Total	$16	$49

Pre-tax gains (losses) on the consolidated statements of operations related to CNH's derivatives for the year ended December 31, 2011, 2010 and 2009 are recorded in the following accounts:

	2011	2010	2009
	(in millions)
Fair Value Hedges
Interest rate derivatives—Other, net	$76	$(3)	$2
Gains/(losses) on hedged items—Other, net	(75)	3	(1)

Cash Flow Hedges
Recognized in accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—accumulated other comprehensive income	$(18)	$(44)	$(51)
Interest rate derivatives—accumulated other comprehensive income	(40)	(33)	26
Reclassified from accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—Net sales	(26)	(15)	(10)
Foreign exchange contracts—Cost of goods sold	50	(20)	(38)
Interest rate derivatives—Interest expense	(21)	(41)	(13)
Interest rate derivatives—Finance and interest income	—	—	(2)
Recognized directly in income (amounts excluded from effectiveness testing and ineffective portion):
Foreign exchange contracts—Other, net	(6)	(29)	7
Interest rate derivatives—Other, net	(3)	(7)	(9)
Interest rate derivatives— Interest expense	—	—	(10)

Not Designated as Hedges
Foreign exchange contracts—Other, net	$22	$19	$53
Interest rate derivatives—Other, net	(1)	—	(6)

Retained Interest in Securitized Assets

Beginning January 1, 2010, with the adoption of the new accounting guidance related to VIEs, CNH reclassified retained interests to receivables for transactions that were consolidated under this guidance. For transactions that are considered sales and are off-book, CNH continues to carry the retained interest at estimated fair value, which it determines by discounting the projected cash flows over the expected life of the assets sold in connection with such transactions using prepayment, default, loss and interest rate assumptions. CNH recognizes declines in the value of its retained interests, and resulting charges to income or equity, when their fair value is less than their carrying value. The portion of the decline from discount rates exceeding those in the initial transaction is charged to equity. All other credit related declines are charged to income. Assumptions used to determine fair values of retained interests are based on internal evaluations and, although CNH believes its methodology is reasonable, actual results may differ from its expectations. CNH's current estimated valuation of retained interests may change in future periods, and CNH may incur additional impairment charges as a result. Retained interests in securitized assets are generally classified in Level 3 of the fair value hierarchy. As of December 31, 2011 and 2010, retained interests in securitized assets are $18 million and $39 million, respectively.

Key assumptions utilized in measuring the initial fair value of retained interests for securitizations completed during 2009 were as follows:

	Range	Weighted Average
Constant prepayment rate	15.00-20.00%	19.31%
Expected credit loss rate	0.59-1.50%	0.79%
Discount rate	9.00-17.00%	14.06%
Remaining maturity in months	13-32	25

The fair value is compared to the carrying value of the retained interests. If changes in credit-related rates result in an excess of carrying value over fair value, an impairment of the retained interests is recorded with a corresponding offset to income. If changes in the discount rates result in an excess of carrying value over fair value, an impairment to the retained interest is recorded with the offset included in accumulated other comprehensive income. Based on this analysis, CNH reduced the value of its retained interests by $37 million in 2009.

Items Measured at Fair Value on a Recurring Basis

The following tables present for each of the fair-value hierarchy levels the Company's assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011 and 2010:

	Level 2		Level 3		Total
	2011	2010	2011	2010	2011	2010
	(in millions)
Assets
Foreign exchange derivatives	$35	$64	$—	$—	$35	$64
Interest rate derivatives	77	35	—	—	77	35
Retained interests	—	—	18	39	18	39

Total assets	$112	$99	$18	$39	$130	$138

Liabilities
Foreign exchange derivatives	$98	$102	$—	$—	$98	$102
Interest rate derivatives	22	37	—	5	22	42

Total liabilities	$120	$139	$—	$5	$120	$144

The following table presents the changes in the Level 3 fair-value category for the years ended December 31, 2011 and 2010:

	Retained Interests	Derivative Financial Instruments
	(in millions)
Balance at December 31, 2009	$1,259	$(1)
Total gains or losses (realized / unrealized)
Included in earnings	—	20
Included in other comprehensive income (loss)	(1,222)	(24)
Purchases, issuances and settlements	2	—

Balance at December 31, 2010	$39	$(5)
Total gains or losses (realized / unrealized)
Included in earnings	—	5
Included in other comprehensive income (loss)	1	—
Settlements	(22)	—

Balance at December 31, 2011	$18	$—

In addition, the Company holds government debt securities carried at fair value of $80 million. These securities are considered level 1.

Fair Value of Other Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, deposits in Fiat and Fiat Industrial subsidiaries' cash management pools, accounts payable short-term debt and current maturities of long-term debt included in the consolidated balance sheets approximates fair value.

Financial Instruments Not Carried at Fair Value

The estimated fair market values of financial instruments not carried at fair value in the consolidated balance sheets as of December 31, 2011 and 2010 are as follows:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Retail finance accounts receivable	$8,221	$8,679	$8,134	$8,369
Long-term public debt, excluding current maturities	$3,308	$3,626	$2,721	$3,005
Long-term asset backed debt, excluding current maturities	$4,272	$4,316	$3,113	$3,117
Other long-term debt, excluding current maturities	$1,047	$985	$2,706	$2,707

Retail finance receivables

The fair value of the retail finance receivables is based on the discounted values of their related cash flows at current market interest rates. The carrying amounts of short-term receivables were assumed to approximate fair value.

Long-term debt, excluding current maturities

The fair values of the long-term debt were based on current market quotes for identical or similar borrowings and credit risk.